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                               SEMI-ANNUAL REPORT










================================================================================

                                  Wireless Fund

================================================================================




















                               September 30, 2001




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









Wireless Fund
Semi-Annual Report
September 30, 2001

Dear Shareholder:

The first nine months of 2001 has been one of the most difficult periods for the equity markets in history. We saw some signs of stabilization in the manufacturing area, but consumer spending growth lagged amid increasing layoffs over the summer months. Following the terrorist attacks of September 11 economic activity nose-dived and consumer confidence plunged to its lowest level since the early 1990s.

The heroic actions of several passengers of September 11 were in part due to the communications ability of wireless devices. Looking forward to the end of 2001 and into next year, we are beginning to see some evidence in the macro-economic data suggesting the U.S. economy may be in the process of bottoming out and turning. Working in our favor are lower interest rates, taxes, energy prices and constrained inflation. The worldwide economic slowdown of the last 18 months has hit wireless stocks particularly hard. Clearly, we are disappointed with the Fund's recent performance, yet remain dedicated to our long-term investment approach of holding leading companies in the wireless industry. The Fund dropped 63.41% during the first three quarters of 2001 as compared to 39.18% for the NASDAQ and 20.38% for the S&P 500.

Fund Discussion

During the past year there has been much controversy over the potential use of 3G technologies and when the networks will be of any significant use to the general public.

Despite the delays and glitches plaguing planned 3G (third generation) rollouts, several wireless technologies are gaining momentum. EDGE (enhanced data for GSM evolution) is a global 3G standard and is recognized as a key factor in the convergence between GSM (global system for mobile communications) and TDMA (time division multiple access) networks worldwide. Using EDGE, customers can take their service features along as they roam between GSM and TDMA networks on all frequency bands. Nokia (NYSE: NOK - the largest holding of the Fund at 5.91% as of 9/30/01) and AT&T Wireless (NYSE: AWE - 3.64% of the Fund as of 9/30/01) said they have completed the first live EDGE data call using a combination of EDGE and GSM technology. This call represents a huge step for what Nokia said has become the world's most popular digital wireless standard.

EDGE is a significant technology right now because it allows operators to roll out high-speed 3G networks that are compatible with both GSM and TDMA technologies. The always-on packet data technology offers data transmission speeds of up to 384 kbps, and is fast enough to support full-motion video and other 3G services, such as high-speed Internet access.

Qualcomm (Nasdaq: QCOM - 5.81% of the Fund as of 9/30/01) says its next-generation technology enables data speeds over wireless networks that are comparable to DSL (digital subscriber line) or cable modems. Qualcomm's technology known as CDMA2000 1xEV-DO enables always-on data to be sent over PCS and cellular wireless networks. Network data transmission rates of up to 2.4 megabits per second (Mbps) are fast enough to support streaming video and large file downloads.

Regardless of which technology becomes dominant Gartner Dataquest says that the projected North American mobile data market will grow from 7.3 million subscribers in 2000 to 137.5 million subscribers in 2005.

Kopin (Nasdaq: KOPN - 3.20% of the Fund as of 9/30/01) is the leader in miniature flat panel displays. These displays are tiny - from 0.24 inches to
0.38 inches - but an optical system enlarges the sharp-resolution images they produce, allowing them to offer high-quality images with minimal power consumption. The application that has been most closely linked with 3G is video. Not surprisingly, the key feature of many 3G mobile handsets is a video display which Kopin manufactures.

As always, the Wireless Fund will continue to own leading companies in the wireless space. New technologies such as 3G will strengthen dominant players of the wireless global revolution.


Sincerely,

/S/ Jeffrey R. Provence
/S/ Ross C. Provence
/S/ Malcolm R. Fobes III

Jeffrey R. Provence
Ross C. Provence
Malcolm R. Fobes III


The Value of a $10,000 Investment In Wireless Fund From April 3, 2000 to September 30, 2001 As Compared To The Nasdaq And The Standard & Poor's 500 Index

Chart
(Graphic Omitted)


9/30/01 NAV $4.04                          Total Return* Through
                                     9/30/01 From Fund Inception 4/1/00
-----------------------------------------------------------------------
Wireless Fund                                    -79.80%
Nasdaq**                                         -67.10%
Standard & Poor's 500 Index***                   -29.25%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

**The Nasdaq Composite (Nasdaq) is a capitalization-weighted index of all common stocks listed on Nasdaq and is an unmanaged group of stocks whose composition is different from the Fund.

***The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Past Performance Does Not Guarantee Future Results. Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More Or Less Than Their Original Cost.

================================================================================
 Wireless Fund
================================================================================
                                                         Schedule of Investments
                                                  September 30, 2001 (unaudited)
--------------------------------------------------------------------------------
 Shares/Principal Amount                                Market Value  %of Assets
--------------------------------------------------------------------------------

 COMMON STOCKS
 Circuit Boards
       10,400 Flextronics International*                  $ 172,016        2.23%

 Communications Equipment
       12,000 Comtech Telecommunications*                   176,760
        6,380 Comverse Technology*                          130,662
        5,000 Interdigital Communications*                   36,650
       28,651 Nokia ADR                                     448,388
        7,000 Power Wave Technologies*                       83,440
        9,280 Qualcomm *                                    441,171
        3,500 Spectralink Corp.*                             53,130
       16,200 UT Starcom*                                   263,250
                                                            -------
                                                          1,633,451       21.22%

 Communications Services
       18,500 AT&T Wireless*                                276,390
        5,700 Metro One Communications*                     132,240
       18,500 Nextel Communications Class A*                160,210
       15,500 Proxim, Inc.*                                 151,125
       16,000 Sprint PCS*                                   420,640
        4,500 Verizon Communications                        243,495
                                                            -------
                                                          1,384,100       17.98%
 Computer Networks
        9,600 Brocade Communications*                       134,688        1.75%
                                                           --------

 Computer Peripheral Equipment, NEC
       12,700 Cisco Systems Inc.*                           154,686
       18,500 EMC Corporation*                              217,375
                                                            -------
                                                            372,061        4.83%
 Electronic Instruments and Controls
       23,300 Kopin Corporation*                            243,019
       29,000 Wireless Facilities, Inc.*                    129,630
                                                            -------
                                                            372,649        4.84%
 Prepackaged Software
       11,600 HNC Software*                               $ 216,920
       13,000 Oracle*                                       163,540
                                                            -------
                                                            380,460        4.94%
 Semiconductors and Related Services
        6,500 Analog Devices, Inc.*                         212,550
        9,000 Applied Micro Devices*                         62,910
        7,000 Broadcom*                                     142,100
        6,300 Cree, Inc.*                                    93,114
        8,000 Intel Corp.                                   163,120
        6,500 Intersil Corporation*                         181,480
        6,500 PMC Sierra*                                    67,535
       15,700 RF Micro Devices, Inc.*                       260,934
       11,700 Texas Instruments, Inc.*                      292,266
       12,000 Transwitch  Corp.*                             36,720
       20,654 Triquint Semiconductor*                       330,258
                                                            -------
                                                          1,842,987       23.94%
 Software and Programming
        5,900 Amdocs Limited*                               157,235
        6,300 Bea Systems, Inc.*                             60,417
        7,630 Checkpoint Software Tech.*                    168,013
        2,000 RSA Security, Inc. *                           26,920
                                                             ------
                                                            412,585        5.36%
 Telephone and Telegraph Apparatus
        4,500 Juniper Networks*                              43,650
       29,500 Openwave Systems*                             376,125
       13,500 Plantronics*                                  230,175
                                                            -------
                                                            649,950        8.44%

 Total for Common Stock                                   7,354,947       95.54%
                                                         ==========

 Cash and Equivalents
      197,341 Firstar U.S.Treasury Money
                 Market Fund  2.53%                         197,374        2.56%
                                                           --------


             Total Investments                            7,552,321       98.10%
                 (Identified Cost -$ 15,221,758)

             Assets in Excess of other Liabilities          146,360        1.90%

             Net Assets                                 $ 7,698,681      100.00%
                                                       ============

================================================================================
 Wireless Fund
================================================================================

Statement of Assets and Liabilities
     September 30, 2001 (unaudited)

Assets:
     Investment Securities at Market Value                          $ 7,552,321
          (Identified Cost -$ 15,221,758)
     Cash                                                                40,923
     Receivables:
          Receivable for Securities Sold                                  7,358
          Receivable for Shareholder Purchases                          110,680
          Dividends and Interest                                             38
                                                                             --
               Total Assets                                           7,711,320
Liabilities
     Accrued Expenses                                                    12,639
                                                                         ------
               Total Liabilities                                         12,639
                                                                         ------
Net Assets                                                          $ 7,698,681
Net Assets Consist of:
     Capital Paid In                                                 33,397,241
     Realized Gain (Loss) on Investments - Net                      (17,941,410)
     Undistributed Net Investment Loss                                  (87,713)
     Unrealized Depreciation in Value
          of Investments Based on Identified Cost - Net              (7,669,437)
                                                                    -----------
Net Assets, for 1,906,392 Shares Outstanding                        $ 7,698,681
                                                                    ===========
Net Asset Value and Redemption Price
     Per Share ($7,698,681/1,906,392 shares)                             $ 4.04

================================================================================
 Wireless Fund
================================================================================

 Statement of Operations
 For the six months ending September 30, 2001 Investment Income:
     Dividends                                                          $ 9,595
     Interest                                                             9,999
                                                                          -----
          Total Investment Income                                        19,594
Expenses: (Note 2)
     Management Fees                                                    107,307
                                                                        -------
          Total Expenses                                                107,307

Net Investment Loss                                                     (87,713)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                             (2,593,515)
     Unrealized Appreciation (Depreciation) on Investments             (874,305)
                                                                      ---------
Net Realized and Unrealized Gain (Loss) on Investments               (3,467,820)

Net Increase (Decrease) in Net Assets from Operations              $ (3,555,533)
                                                                   =============

================================================================================
 Wireless Fund
================================================================================

Statement of Changes in Net Assets (unaudited)
                                                                       4/1/2001         4/3/2000*
                                                                         to                to
                                                                      9/30/2001        3/31/2001
From Operations:
     Net Investment Loss                                              $ (87,713)      $ (327,978)
     Net Realized Gain (Loss) on Investments                         (2,593,515)     (15,347,895)
     Net Unrealized Appreciation (Depreciation)                        (874,305)      (6,795,132)
                                                                       ---------      -----------
     Increase (Decrease) in Net Assets from Operations               (3,555,533)     (22,471,005)
From Capital Share Transactions:
     Proceeds From Sale of Shares                                     2,570,374       46,841,162
     Shares Issued on Reinvestment of Dividends                               0                0
     Cost of Shares Redeemed                                         (1,835,234)     (13,951,083)
                                                                     -----------     ------------
Net Increase from Shareholder Activity                                  735,140       32,890,079

Net Increase  in Net Assets                                          (2,820,393)      10,419,074

Net Assets at Beginning of Period                                    10,519,074          100,000
Net Assets at End of Period                                         $ 7,698,681     $ 10,519,074
                                                                    ============    ============


Share Transactions:
     Issued                                                             442,737        2,690,600
     Reinvested                                                               -                -
     Redeemed                                                          (311,771)        (920,174)
                                                                       ---------        ---------
Net increase (decrease) in shares                                       130,966        1,770,426
Shares outstanding beginning of period                                1,775,426            5,000
                                                                      ----------           -----
Shares outstanding end of period                                      1,906,392        1,775,426
                                                                      ==========       =========

*commencement of operations

==================================================================================================
 Wireless Fund
==================================================================================================

Financial Highlights (unaudited)
Selected data for a share outstanding throughout the period:           4/1/2001        4/3/2000**
                                                                         to              to
                                                                      9/30/2001       3/31/2001
Net Asset Value -
     Beginning of Period                                               $ 5.92          $ 20.00
Net Investment Income                                                   (0.05)           (0.23)
Net Gains or Losses on Securities
     (realized and unrealized)                                          (1.83)          (13.85)
                                                                        ------          -------
Total from Investment Operations                                        (1.88)          (14.08)
Net Asset Value -
     End of Period                                                     $ 4.04           $ 5.92
Total Return                                                           (31.76)%         (70.40)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                  7,699           10,519

Ratio of Expenses to Average Net Assets *                                1.95%            1.95%
Ratio of Net Income to Average Net Assets *                             -1.60%           -1.60%
Portfolio Turnover Rate *                                               67.04%          247.88%

* Annualized ** commencement of operations.

================================================================================
WIRELESS FUND
================================================================================
                                                  NOTES TO FINANCIAL STATEMENTS
                                                  SEPTEMBER 30, 2001(UNAUDITED)



  1.)Significant Accounting Policies
     Wireless Fund (the "Fund") is a non-diversified series of the Wireless Trust (the "Trust"), a management investment company. The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust. The Fund's primary investment objective is to seek long-term growth of capital. Significant accounting policies of the Fund are presented below:

     Security Valuation:
     The Fund, under normal market conditions, invests a least 65% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

     SECURITY TRANSACTION TIMING:
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Income Taxes:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER:
     Generally accepted  accounting  principles require that permanent financial
     reporting  tax  differences   relating  to  shareholder   distributions  be
     reclassified to paid in capital.


  2.)Investment Advisory Agreement
     The Fund has entered into an investment advisory agreement with Value Trend Capital Management, LP. and a sub-advisory agreement with Berkshire Capital Holdings, Inc. The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.95% for investment adviser services. The Advisor is responsible for paying the sub-advisor. As a result of the above calculation, for the six months period of April 1, 2001 through September 30, 2001, the advisor and sub-advisor received management fees totaling $107,307.

     Value Trend Capital Management pays all operating expenses of the Fund with the exception of taxes, interest, brokerage commissions and extraordinary expenses.

  3.)Related Party Transactions
     Control persons of Value Trend Capital Management, LP. (the "Advisor") also serve as directors of the Fund. These individuals receive benefits from the Advisor resulting from management fees paid to the Advisor of the Fund.

  4.)Capital Stock
     The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at September 30, 2001 was $33,397,241 representing 1,906,392 shares outstanding.

  5.)Purchases and Sales of Securities
     During the six months ending September 30, 2001, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $6,506,949 and $3,161,367 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

  6.)Security Transactions
     For Federal income tax purposes, the cost of investments owned at September 30, 2001 was $15,221,758. At September 30, 2001, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

   Appreciation         (Depreciation)         Net Appreciation (Depreciation)
   ------------         --------------         -------------------------------
     114,255             (7,783,693)                     (7,669,438)

  7.)Control Ownership
     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2001, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, more than 37% of the Wireless Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Board of Trustees
                               Thomas H. Addis III
                              George Cossolias, CPA
                               Bradley J. DeHaven
                               Jeffrey R. Provence
                                Ross C. Provence

                               Investment Adviser
                       Value Trend Capital Management, LP
                       480 North Magnolia Avenue Suite 103
                               El Cajon, CA 92020

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                          8869 Brecksville Rd, Suite C
                             Brecksville, Ohio 44141

                                    Custodian
                                Firstar Bank, NA
                                425 Walnut Street
                                  P.O. Box 1118
                              Cincinnati, OH 45201

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145



     This report is provided for the general information of the shareholders of the Wireless Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or
                     accompanied by an effective prospectus.